SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   Form 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): JULY 16, 1996


                             CEEE Group Corporation
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             (Exact name of registrant as specified in its charter)


    Colorado                           0-27256               13-3858917
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)         Identification No.)


         2200 Corporate Boulevard, Suite 317, Boca Raton, Florida 33431
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (407) 995-2190



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         (Former name or former address, if changed since last report.)
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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (a) The Registrant hereby amends Item 7 of this Form 8-K by including the required Financial Statements of Atlantic International Capital, Ltd., a Delaware corporation ("Atlantic").

         (b) The Registrant hereby amends Item 7 of this Form 8-K by including the requisite pro forma financial information of the Atlantic acquisition.

         (c)  Exhibits:

                  2 Exchange of Stock Agreement and Plan of Reorganization dated as of July 16, 1996 by and among CEEE Group Corporation, Atlantic and each of the stockholders of Atlantic listed on Schedule 1 thereof (previously filed with this Report on Form 8-K).

                  99.1     Financial   Statements   of  Atlantic   International
                           Capital, Ltd.

                  99.2     Pro forma financial information.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CEEE GROUP CORPORATION



Dated: September 30, 1996                            By: /s/ Richard Iamunno
                                                         ----------------------
                                                         Name:  Richard Iamunno
                                                         Title: President


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